UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 31, 2017 (January 31, 2017)

UNILIFE CORPORATION

(Exact name of Registrant as Specified in Charter)

Delaware	001-34540	27-1049354
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

250 Cross Farm Lane, York, Pennsylvania	17406
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (717) 384-3400

Not Applicable

(Former name or former address, if changed since last report)

________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On January 31, 2017, Unilife Corporation (“Unilife”) filed its Appendix 4C (“Quarterly Report”) for the three months ended December 31, 2016 with the Australian Securities Exchange (“ASX”), a copy of which is attached hereto as Exhibit 99.1. The Quarterly Report is prepared in U.S. dollars pursuant to accounting principles generally accepted in the United States of America and otherwise in compliance with the requirements of Australian law and the ASX listing rules.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

99.1 Appendix 4C for the three months ended December 31, 2016 lodged with the Australian Securities Exchange on January 31, 2017.

Forward-Looking Statements

This report contains forward-looking statements. All statements that address operating performance, events or developments that the Company expects or anticipates will occur in the future are forward-looking statements. These forward-looking statements are based on management’s beliefs and assumptions and on information currently available to the Company’s management. The Company’s management believes that these forward-looking statements are reasonable as and when made. However, you should not place undue reliance on any such forward-looking statements because such statements speak only as of the date when made. The Company does not undertake any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. In addition, forward-looking statements are subject to certain risks and uncertainties that could cause actual results, events and developments to differ materially from the Company’s historical experience and the Company’s present expectations or projections. These risks and uncertainties include, but are not limited to, those described in “Item 1A. Risk Factors” and elsewhere in the Company’s Annual Report on Form 10-K, those described from time to time in other reports which the Company files with the U.S. Securities and Exchange Commission, and other risks and uncertainties including, without limitation, that the Company’s actual cash outflows for the quarter ending March 31, 2017 are different from those estimated in the Quarterly Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Unilife Corporation

Date: January 31, 2017	By:	/s/ John Ryan
John Ryan President and Chief Executive Officer

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

99.1	Appendix 4C for the three months ended December 31, 2016 lodged with the Australian Securities Exchange on January 31, 2017.